                                                                     EXH 10.11


                              LICENSE AGREEMENT
                              -----------------

     This Agreement is made and entered into as of the 15th day of July, 1992, by and among the OKLAHOMA MEDICAL RESEARCH FOUNDATION, an Oklahoma nonprofit corporation ("OMRF"), 825 N.E. 13th Street, Oklahoma City, Oklahoma 73104; THE
              ----
UNIVERSITY OF KENTUCKY RESEARCH FOUNDATION, a Kentucky nonprofit corporation ("UKRF"), 120 graham avenue, Lexington, Kentucky 40506-0051 (OMRF and UKRF are
------
hereinafter referred to together as "Licensors"); and CENTAUR PHARMACEUTICALS,
                                     ---------
INC., a delaware corporation ("Licensee"), having an office at 1250 coast
                               --------
Village Road, Suite K, Santa Barbara, California 93108.

                                  RECITALS

     A. Licensors own rights in and to technology relating to compositions of and methods for using spin-trapping compounds developed or investigated by Dr. John M. Carney of UKRF and/or Dr. Robert A. Floyd of OMRF, including the Licensed Technology further described and defined below.

     B. LICENSEE DESIRES TO OBTAIN THE RIGHT TO UTILIZE LICENSED TECHNOLOGY IN ORDER TO MAKE, HAVE MADE, USE AND SELL LICENSED PRODUCTS (AS DEFINED BELOW).

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties agree as follows:

1.   DEFINITIONS
     -----------

     As used herein:

     1.1  "LICENSED PATENTS" means:
           ----------------

          (a) United States Patent No. 5,025,032, titled "Phenyl Butyl Nitrone Compositions and Methods for Treatment of Oxidative Tissue Damage," issued June 18, 1991;

          (b) United States Patent No. 5,036,097, titled "Phenylbutyl Nitrone Compositions and Methods for Prevention of Gastric Ulceration," issued July 30, 1991;

          (c)  United States Patent Application No. [*]; and

          (d)  United States Patent Application No. [*];

--------------------------------------------------------------------------------
[*] - Confidential treatment is being sought with respect to this portion of this agreement. This portion has been omitted from this filing and has been filed separately with the Securities and Exchange Commission.

          (e) All patent applications and continuations-in-part presently contemplated by OMRF or UKRF relating to compositions of and methods for using spin-trapping compounds as evidenced by documented communications between Dr. Carney and/or Dr. Floyd and Kilpatrick and Cody, patent counsel for UKRF and OMRF;

and all divisionals, continuations, reexaminations, reissues, extensions and foreign counterparts of these applications and patents and all patents and comparable rights that issue thereon.


     1.2  "LICENSED TECHNOLOGY" means the Licensed Patents and all designs,
           -------------------
technical information, know-how, knowledge, data, specifications, test results and other information (including but not limited to designs, technical information, know-how, knowledge, data, specifications, test results and other information previously disclosed to Licensee) relating to the subject matter of the Licensed Patents known to Licensors on the date of this Agreement.

     1.3  "LICENSED PROCESS" means any process which is covered in whole or in
           ----------------
part by an issued, unexpired claim or a pending claim contained in the Licensed Patents in the country in which the process is practiced.

     1.4  "LICENSED PRODUCT(S)" means any product or part of a product which:
           ------------------

          (a) is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Licensed Patents in the country in which the product or part of a product is made, used or sold,

          (b)  is manufactured using a Licensed Process, or

          (c) is used in a Licensed Process and has no substantial use except in a Licensed Process.

     1.5  "LICENSED TERRITORY" means the entire world.
           ------------------

     1.6  "SALE"/"SOLD" means the sale, transfer, exchange or other disposition
           -----------
of Licensed Products excluding (a) transfers of Licensed Products by Licensee to
                     ---------
its Affiliates; (b) transfers of Licensed Products for which Licensee receives no more than nominal payment in connection with clinical testing in support of efforts to obtain regulatory approvals to sell Licensed Products in the Licensed Territory; and (c) all distribution of Licensed Products for promotional purposes for which Licensee receives no more than nominal payment. Sales of Licensed Products shall be deemed consummated upon the later of recognition of revenue or receipt of payment, by Licensee or its Sublicensees, as the case may be, for such Sales of Licensed Products from the purchaser.

     1.7  "NET SELLING PRICE" of Licensed Products means the actual cash
           -----------------
receipts of Licensee or its Sublicensees and, if applicable, the value of all properties and services received in consideration of a Sale (as defined above) of Licensed Products, less only:

          (a) customary trade, quantity, or cash discounts actually allowed and taken;

          (b) any freight or other transportation costs, insurance charges, import/export duties, tariffs or other excise taxes separately invoiced to and paid or reimbursed by the purchaser;

          (c) returns which are accepted by Licensee or its Sublicensees from unrelated purchasers in accordance with their normal practice and for which Licensee or its Sublicensees give credit to such purchasers; and

          (d) sales or use taxes which Licensee or its Sublicensees are under a legal obligation to pay;

provided, however, that where a Sale (as defined above) is deemed consummated by
-----------------
the transfer or other disposition of Licensed Products for other than a selling price stated in cash, the term "Net Selling Price" shall mean the average Net Selling Price billed by Licensee or its Sublicensee, as the case may be, in consideration of the Sale of comparable Licensed Products during the three (3) month period immediately preceding such sale, without reduction of any kind.

     1.8  "LICENSEE'S AUDITORS" means the independent certified or chartered
           -------------------
accountants regularly employed by Licensee to audit its accounts and certify its financial statements.

     1.9  "PROPRIETARY INFORMATION" is defined in paragraph 9.1 of this
           -----------------------
Agreement.

     1.10  "REQUIRED CONSENTS" is defined in paragraph 13.3 of this Agreement.
            -----------------

     1.11  "AGREEMENT" means this agreement including all Exhibits (if any)
            ---------
attached to this Agreement together with any written amendments of any of the foregoing.

     1.12  "AFFILIATE" means any person, corporation or business entity that
            ---------
owns or controls Licensee, is under common control with Licensee or which is owned or controlled by Licensee through ownership of a majority interest, directly or indirectly, of the outstanding stock eligible to vote for the Board of Directors or other similar governing body of the entity.

     1.13  "ANNUAL MINIMUM" is defined in Paragraph 4.1(d) of this Agreement.
            --------------

     1.14  "FDA" means the U.S. Food and Drug Administration.
            ---

     1.15  "NDA" means a New Drug Application or its equivalent under then
            ---
applicable FDA regulations for the marketing of a human pharmaceutical Licensed Product.

     1.16  "SUBLICENSEES" is defined in paragraph 2.3 of this Agreement.
            ------------

     1.17  "SUBLICENSE INITIATION FEE" means any sublicense fee or nonrefundable
            -------------------------
advance against royalties paid by a Sublicensee but does not include any payment for research or other services or reimbursement of Licensee's expenses.

2.  GRANT OF LICENSEE
    -----------------

     2.1  LICENSE.  Subject to the license retained by Licensors in paragraph
          -------
2.2 below and the other terms of this Agreement, Licensors hereby grant to Licensee the exclusive right and license to use the Licensed Technology to make, have made, use, lease and sell Licensed Products and to practice the Licensed Processes in the Licensed Territory during the term of this Agreement unless sooner terminated as provided in this Agreement.

     2.2  RETAINED LICENSE.  Licensors retain the perpetual, royalty-free right
          ----------------
and license to practice the Licensed Technology solely for research and educational purposes.

     2.3  SUBLICENSES.  Licensee shall have the right to sublicense the rights
          -----------
granted hereunder to third parties as well as to Affiliates of Licensee (hereinafter collectively referred to as "Sublicenses") , provided that Licensee
                                          -----------     -------------
promptly notifies Licensors of each such sublicense. Any such sublicense will survive termination of this Agreement only if Licensors approve the identity of the Sublicensee in writing, either before or after Licensee's grant of the sublicense. Licensee may request Licensors' approval of a Sublicensee at any time, and Licensors will not unreasonably withhold or delay such approval.

     2.4  SUBLICENSE OBLIGATIONS.  All sublicenses granted by Licensee shall
          ----------------------
provide that the obligations to Licensors of Licensee under sections 5, 9, 11 and 12 of this Agreement shall be binding upon Sublicensee as if it were a party to this Agreement.

     2.5  SUBLICENSES COPIES AND REPORTS.  Licensee shall provide to Licensors
          ------------------------------
(1) a copy of all sublicense agreements promptly after execution, and (2) annually, copies of all reports received by Licensee from its Sublicensees during the preceding twelve (12) month period.

     2.6  NONCASH CONSIDERATION.  If Licensee receives from Sublicensees
          ---------------------
anything of value in lieu of cash payments in satisfaction of payment of obligations under the sublicense and this Agreement, then Licensee shall determine the cash value of such consideration in good faith and shall pay Licensors based on such cash value as set forth in Section 4.

     2.7  NO IMPLIED LICENSE. The license and right granted in this Agreement
          ------------------
shall not be construed to confer any rights upon Licensee by implication, estoppel or otherwise as to any technology not specifically identified in this Agreement as "Licensed Technology," nor shall it be construed to confer any rights outside the Licensed Territory.

     2.8  FIRST RIGHT OF NEGOTIATION.  Licensee shall have the first right to
          --------------------------
negotiate with Licensors to obtain a license to practice any patent Licensors may acquire after the date of this Agreement that is dominated by one or more patents included in the Licensed Patents on such terms and conditions that Licensors and Licensee may agree through negotiations in good faith. If Licensee declines to exercise its right to negotiate or the parties have not entered into a License within six (6) months after Licensors notify Licensee of the existence of a patent subject to this paragraph, Licensors may negotiate with and grant a License or other rights in such patent to others on terms substantially no more favorable to such other party than were last offered by Licensors to Licensee.

3.  DUE DILIGENCE
    -------------

     3.1  DILIGENCE.   Licensee shall use its reasonable efforts throughout the
          ---------
term of this Agreement to bring one or more Licensed Products to market through a program for exploiting the right and license granted in this Agreement and for creating, supplying and servicing a market for Licensed Products in the Licensed Territory.

4.  ROYALTIES, PAYMENTS, STOCK AND REIMBURSEMENT
    --------------------------------------------

     4.1  AMOUNT OF PAYMENTS.  In partial consideration of the right and license
          ------------------
granted in the Agreement, Licensee shall pay to Licensors (by delivery to OMRF):

          (a) upon execution of this Agreement, a payment in the amount of $4l,062.86 reimbursing expenses incurred by Licensors through May 31, 1992, in preparing, filing, prosecuting and maintaining the Licensed Patents; plus

          (b) a royalty equal to [*] of the Net Selling Price of Licensed Products Sold by or for Licensee and its Sublicensees; plus

          (c) with respect to each sublicense under this Agreement, [*] of all Sublicense Initiation Fees paid to Licensee pursuant to such sublicense; plus

          (d) in the event that Licensee's total annual royalty and sublicense payments to Licensors pursuant to the preceding subparagraphs 4.1(b) and (c) during the calendar year following the year during which this Agreement becomes effective and each calendar year thereafter is less than the annual minimum set forth opposite such year below (the "Annual Minimum"), a payment to Licensors
                                     --------------
               together with the annual report required in paragraph 6.3 of this Agreement (or, if no such annual report is required, together with the quarterly report required in paragraph 6.1 of this Agreement for the three (3) month period ending on December 31 of such calendar year) equal to the difference between such Annual Minimum and the total royalty and sublicense payments paid to Licensors for the preceding calendar year pursuant to paragraphs 4.1(b) and (c) above:

     CALENDAR YEAR                              ANNUAL MINIMUM
     -------------                              --------------

     O    First year                            None
     O    Second and each subsequent
           year through the year the FDA
           first approves an NDA                $ 25,000
     O    Each year after the year the
           FDA first approves an NDA            $100,000

     4.2   NON-CUMULATIVE ROYALTIES.  Royalties shall be payable by Licensee
           ------------------------
with respect to all of its or its Sublicensees' Sales except for Licensees' resale of any products purchased from Licensors. Royalties shall not become payable at the time of sublicense or transfer from Licensee to its Sublicensees, but shall become payable only when Licensee receives payment of royalties (after recovery of any prepaid royalties included in any Sublicense Initiation Fee) from its Sublicensee with respect to such Sublicensee's Sales.

     4.3  NO MULTIPLE ROYALTIES.  No multiple royalties shall be payable because
          ---------------------
any Licensed Product is covered by more than one patent within the Licensed Patents.

     4.4  DEDUCTION OF TAXES.  Any income or other tax which Licensee is
          ------------------
required to withhold and pay on behalf of Licensors with respect to the royalties payable to Licensors under this Agreement shall be deducted from such royalties prior to remittance to Licensors; provided, however, that in regard to
                                            --------  -------
any tax so deducted Licensee shall give Licensors such assistance as may reasonably be necessary to enable Licensors to claim exemption therefrom. In each case Licensee shall furnish Licensors with proper evidence of the taxes so paid on its behalf.

     4.5  INTEREST.  Royalty and other payments required in this Agreement
          --------
shall, if overdue, bear interest until payment at a per annum rate of two percent (2%) above the prime rate in effect at the Chase Manhattan Bank, N.A., New York, New York, U.S.A., on the due date, but not more than the highest rate permitted by law. The payment of such interest shall not foreclose Licensors from exercising any other rights they may have because any payment is late.

     4.6  CURRENCY CONVERSION AND DELIVERY.  All payments required in this
          --------------------------------
Agreement shall be paid in United States dollars, delivered in accordance with paragraphs 6.2 and 13.9 of this Agreement or to such other place as Licensors may reasonably designate consistent with the applicable laws and regulations in any foreign country. If any currency, conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be at the rate in effect at the Chase Manhattan Bank, New York, New York, U.S.A., on the last business day of the calendar quarterly reporting period to which such payment(s) relate.

     4.7  STOCK.  In partial consideration of the right and license granted in
          -----
this Agreement, upon execution of this Agreement, Licensee shall procure delivery to each of OMRF and UKRF Two Hundred Thousand (200,000) shares of fully paid and nonassessable Common Stock of the Licensee (the "Licensors' Shares").
                                                           -----------------
Before receiving such common stock, OMRF and UKRF shall each execute and deliver to Licensee an Investment Representation Letter in substantially the form of Exhibit A attached hereto.
---------

          (a) Disposition of such Licensors' Shares by OMRF or UKRF will be subject to the terms of a right of first refusal held by Licensee as set forth in the Investment Representation Letter.

          (b) In addition, OMRF and UKRF shall have until the later of (i) 30 days after Licensee gives them written notice of a proposed offering or (ii) 20 days after Licensee gives them written notice of the principal terms of the offering to exercise a first refusal to purchase their respective prorata shares of any new securities offered by Licensee for cash to investors generally prior to Licensee's initial public offering, on substantially the same terms as are offered to such investors. The respective pro rata shares of OMRF and UKRF will be determined by dividing the number of shares of common stock of Licensee then owned by each of them by the total number of shares of common stock of Licensee then outstanding (assuming in each case exercise of all options and warrants then outstanding and conversion to common stock of all convertible securities then outstanding or issuable upon exercise of outstanding options and warrants). The right of first refusal referred to in this paragraph shall not apply to the issuance by Licensee of new securities of Licensee that are offered (i) as an incentive to any employee, officer, director or consultant of Licensee in connection with services rendered to or to be rendered to Licensee, (ii) in connection with any transaction in which the consideration to be received by Licensee for its securities is other than cash, (iii) in connection with any borrowing of funds or leasing of equipment by Licensee from a financial institution, or (iv) in connection with an acquisition of another company or any other property or assets.

     4.8  BOARD OF DIRECTORS.  At all times during the period beginning on the
          ------------------
date of this Agreement and ending on the earlier of (a) May 31, 1997 or (b) the closing of Licensee's initial public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of Licensee, provided that Licensors continue to hold all of the Licensors' Shares, Licensors
-------- ----
may designate,
by their mutual agreement and with the consent of Licensee's Board of Directors (such consent not to be unreasonably withheld or delayed), one (1) member of Licensee's Board of Directors.

5.   RECORDS
     -------

     5.1  RECORD OF SALES.  Licensee shall at all times during the term of this
          ---------------
Agreement and for a period of-three (3) years after termination of this Agreement keep at its principal place of business true and accurate records of all Sales subject to Section 4 of this Agreement in such form and manner that all royalties owed hereunder to Licensors may be readily and accurately determined. Such records shall be kept for a period of at least three (3) years after the end of the royalty period to which they pertain and shall include, but not by way of limitation, all information necessary for Licensee's Auditors to prepare the reports required by Section 6 of this Agreement.

     5.2  INSPECTION.  Licensors shall have the right, from time to time, at
          ----------
reasonable times during normal business hours no later than three (3) years after expiration or termination of this Agreement and at Licensors' expense, to examine the records of Licensee through an independent certified public accountant for the purpose of verifying the amounts owed to Licensors hereunder and the accuracy of the reports furnished by Licensee under Section 6 of this agreement. Licensors and their accountant shall maintain the confidentiality of all confidential information obtained from examination of Licensee's records and shall use such information only for the purposes of this Agreement.

6.  REPORTS
    -------

     6.1  QUARTERLY REPORTS.  Licensee shall prepare and deliver to Licensors
          -----------------
within sixty (60) days after March 31, June 30, September 30 and December 31 of each year during the term of this Agreement a true and accurate reports giving such particulars of the business conducted by Licensee and its sublicensees during the preceding three (3) month period as is required to calculate the royalties due Licensors hereunder. Such report shall include at least the following:

          (a) the total Net Selling Price of all Licensed Products Sold by Licensee and its Sublicensees during the preceding three (3) month period and for the calendar year to date;

          (b) all Sublicense Initiation Fees received from Sublicensees during the preceding three (3) month period and for the calendar year to date; and

          (c) the names and address of all new Sublicensees of Licensee since the previous report.

     6.2  PAYMENTS.  With each such report delivered, Licensee shall pay to
          --------
Licensors (by delivery to OMRF) all amounts due under this Agreement. If no payments are due, Licensee shall so report.

     6.3  AUDIT REPORT.  Within one hundred fifty (150) days after the end of
          ------------
each whole or partial fiscal year of Licensee in which Licensed Products are Sold during the term of this Agreement, Licensee shall have its books and records audited by Licensee's Auditors and shall direct them to prepare and submit to Licensors certified financial statements for the preceding fiscal year including, at a minimum, a balance sheet together with an operating statement together with an audit report thereon. Appropriate disclosure will be made in the footnotes to Licensee's audited financial statements of (i) the total Sales of Licensed Products by Licensee and its Sublicensees during the past year and
(ii) the amounts owed to Licensors in total at the year end balance sheet date. If such disclosure is not made in the footnotes to Licensee's audited financial statements, then Licensees Auditors shall prepare a special report covering items (i) and (ii) above and submit it to Licensors.

7.  PATENT PROSECUTION
    ------------------

     7.1 Licensors shall apply for, seek prompt issuance of, and maintain during the term of this Agreement the patents, patent applications and foreign counterparts, as the case may be, included within the Licensed Patents that are
(a) specifically identified by patent number or application serial number in paragraph 1.1 of this Agreement, or (b) timely identified or specified by Licensee by notice to Licensors. Except as provided in Section 7.4, the prosecution and maintenance of all patent applications, foreign counterparts and patents within the Licensed Patents shall be the primary responsibility of Licensors; provided, however, that Licensee shall be afforded reasonable
           --------  -------
opportunities to advise Licensors and shall cooperate with Licensors in such prosecution and maintenance.

     7.2 Except as provided in Section 7.4. Licensee shall reimburse Licensors for all reasonable out-of-pocket fees, costs and expenses reasonably paid or incurred by Licensors in filing, prosecuting and maintaining the Licensed Patents during the term of this Agreement. Licensee shall deliver such reimbursement to Licensors (or, if Licensors request, directly to Licensors' patent counsel) within thirty (30) days after Licensors (or Licensors' patent counsel) notify Licensee from time to time of the amount of such fees, costs and expenses which have been paid or incurred by Licensors.

     7.3 Licensors shall promptly advise Licensee of the grant, lapse, revocation, surrender, any threatened invalidation of or of their intention to abandon any such patent, application or foreign counterparts. If Licensors advise Licensee of their intention not to pursue a patent on any Licensed Technology or to abandon any such patent, application or foreign counterpart, Licensee shall have the right, at its own expense, to pursue such patent, application or foreign counterpart, and all rights resulting therefrom shall vest in Licensee alone.

     7.4 Licensee shall designate each country if any, in which Licensee desires that patent applications) corresponding to the Licensed Patents be filed. Licensee shall pay all costs and legal fees associated with the preparation and filing of such designated foreign patent applications and such applications shall be in Licensors' name. Licensors may elect to file corresponding patent applications in countries other than those designated by Licensee, but in that event Licensors shall be responsible for all costs associated with such non-designated filings. Licensors will notify Licensee that it intends to make such filings. Licensee will then have thirty (30) days to decide to pay for such filings and prosecutions. If it does not decide to pay for such applications within the 30-day period, neither of such applications nor any patents that issue thereon shall be considered to be Licensed Patents, and Licensee shall forfeit its rights under this Agreement with respect to such applications and patents.

8.  PATENT INFRINGEMENT
    -------------------

     8.1  NOTICE OF INFRINGEMENT.  Licensee shall promptly notify Licensors of
          ----------------------
any alleged infringement of the Licensed Patents and of any available evidence of such infringement.

     8.2  SUIT BY LICENSEE.  Licensee shall have the right, but shall not be
          ----------------
obligated, to commence suit for any infringement of the Licensed Patents, and Licensors agree that Licensee may cause Licensors to join it as a party to any such suit at no expense to Licensors. The total cost of any such infringement action commenced or defended solely by Licensee shall be borne by Licensee and Licensee shall retain any recovery or damages awarded in such action, but such recovery or damages shall be treated as Sales of Licensed Products, and Licensee shall pay royalties thereon to Licensors in accordance with paragraph 4.1(b) of this Agreement. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the written consent of Licensors, which consent shall not be unreasonably withheld. Licensee shall indemnify Licensors against any order for costs or award of sanctions that may be made or entered against Licensors in such proceedings.

     8.3  SUIT BY LICENSORS.  If within six (6) months after notice by Licensee
          -----------------
to Licensors, or by one of Licensors to Licensee, of any alleged infringement, Licensee has been unsuccessful in persuading the alleged infringer to desist and has not brought an infringement action, or if Licensee notifies Licensors at any time of its intention not to bring suit against an alleged infringer, then and only then, Licensors shall have the right, but shall not be obligated, to commence suit for such infringement at Licensors' sole expense, and Licensors may, in such suit, use the name of Licensee as a nominal party. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the written consent of Licensee, which consent shall not be unreasonably withheld. Licensee shall not be responsible for any order for costs or award of sanctions that may be made or entered against Licensee in such proceedings.

     8.4  DEFENSE.  In the event that a declaratory judgment action alleging
          -------
invalidity, unenforceability or noninfringement of any of the Licensed Patents shall be brought against Licensee, Licensors or either of them, Licensee shall have the first right to defend such action; provided, however, that if Licensee
                                            --------  -------
determines at any time that it does not desire to defend such action, it shall promptly so advise Licensors, and Licensors shall then have the right to defend such action at Licensors' sole expense. Licensee shall not be responsible for any order for costs or award of sanctions that may be made or entered against Licensee in such proceedings.

     8.5  COOPERATION.  In any suit either party may commence or defend pursuant
          -----------
to its rights under this Agreement in order to enforce or defend the valid or enforceability of the Licensed Patents, the other party shall, at the reasonable request and expense of the party initiating or defending such suit, reasonably cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens and the like.

9.  CONFIDENTIALITY
    ---------------

     9.1  MAINTENANCE OF CONFIDENTIALITY.  No party shall, without the express
          ------------------------------
written consent of the other parties to this Agreement in advance, for any reason or at any time either during or for a period of three (3) years subsequent to the term of this Agreement except as otherwise provided in this paragraph, use (except in the course of practicing the licenses granted in this Agreement) or disclose (except as is necessary in the course of sublicensing, marketing or selling Licensed Products or obtaining governmental approval to do so, or as is required to be disclosed pursuant to law (provided that the receiving party uses reasonable efforts to give the disclosing party reasonable notice of such required disclosure) as contemplated in this Agreement) to any person (including without limitation any director, officer or employee of a party who is not under an obligation of confidentiality substantially similar to the obligation contained herein) the Licensed Technology or any other information relating to the Licensed Products (hereinafter referred to as the "Proprietary Information"). This obligation of non-use and non-disclosure shall
------------------------
not extend to Proprietary Information:

          (a) which can be demonstrated by the receiving party to have been within its legitimate possession prior to the time of disclosure by the disclosing party;

          (b) which was in the public domain prior to disclosure by the disclosing party, as evidenced by documents which were generally published prior to such disclosure;

          (c) which, after disclosure by the disclosing party comes into the public domain through no fault of the receiving party; or

          (d) which is disclosed, on the receiving party by a third party having legitimate possession thereof and the unrestricted right to make such disclosure.

     9.2  PRIOR AGREEMENTS.  The provisions of this Agreement supersede and
          ----------------
shall be substituted for any terms of any prior confidentiality agreement(s) relating to the Proprietary Information between Licensee and either of the Licensors which are not consistent with this Agreement.

10.  TERM AND TERMINATION
     --------------------

     10.1  DURATION.  Unless sooner terminated as otherwise provided in this
           --------
Agreement, the term of this Agreement shall commence upon the date hereof and shall continue until the later of fifteen (15) years from the date hereof or the date of expiration of the last to expire of the Licensed Patents, except that
                                                                  -----------
upon expiration of this Agreement at the end of such term, Licensee shall automatically have a perpetual, paid-up, royalty-free license to use and sublicense Licensed Technology without restriction.

     10.2  TERMINATION.  Licensors shall have the right to terminate this
           -----------
Agreement on the occurrence of any one or more of the following events:

          (a) failure of Licensee to make any payment required pursuant to this Agreement when due;

          (b) failure of Licensee to render reports to Licensors as required by this Agreement;

          (c)  the insolvency of Licensee;

          (d) the institution of any proceeding by Licensee under any bankruptcy, insolvency or moratorium law;

          (e) any assignment by Licensee of substantially all of its assets for the benefit of creditors;

          (f) placement of Licensee's assets in the hands of a trustee or a receiver unless the receivership or trust is dissolved within thirty (30) days thereafter; or

          (g) the material and intentional breach by Licensee of any other term of this Agreement.

     10.3  EXERCISE.  Licensors may exercise their right of termination by
           --------
giving Licensee, its trustees or receivers or assigns, sixty (60) days prior written notice of Licensors' election to terminate. Upon the expiration of such period, this Agreement shall automatically terminate unless (a) the other party has previously cured the breach or condition permitting termination under the preceding paragraph or (b) such breach or condition cannot reasonably be cured within sixty (60) days due to causes beyond Licensee's control, Licensee commences good faith efforts to cure such breach within such 60-day period and Licensee does cure the breach within one hundred twenty (120) days after the expiration of such 60-day period, in which case this Agreement shall not terminate. Such notice and termination shall not prejudice Licensors' rights to any royalties and other sums due hereunder and shall not prejudice any cause of action or claim of Licensors accrued or to accrue on account of any breach or default by Licensee.

     10.4  FAILURE TO ENFORCE.  The failure of Licensors at any time, or for any
           ------------------
period of time, to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions or the right of Licensors thereafter to enforce each and every such provision.

     10.5  TERMINATION BY LICENSEE.  Licensee may terminate this Agreement at
           -----------------------
any time giving Licensors six (6) months prior written notice of Licensee's election to terminate.

     10.6  EFFECT.  In the event this Agreement is terminated prior to its
           ------
expiration for any reason whatsoever, Licensee shall not have any right to return of any payments of any kind theretofore made by it to Licensors pursuant to this Agreement; Licensee shall return, or at Licensor's direction destroy, all plans, drawings, papers, notes, writings and other documents, samples, organisms, biological materials and models constituting the Licensed Technology, retaining no copies; and Licensee shall refrain from using or publishing any portion of the Licensed Technology as provided in Section 9 of this Agreement. Upon such termination of this Agreement, Licensee shall cease manufacturing, processing, producing, using, selling or distributing Licensed Products; provided, however that Licensee may continue to sell in the ordinary course of
--------  -------
business for a period of one hundred eighty (180) days reasonable quantities of Licensed Products which are fully manufactured and in Licensee's normal inventory at the date of termination if:

          (a) all monetary obligations of Licensee to Licensors have been satisfied and

          (b) royalties on such sales are paid to Licensors in the amounts and in the manner provided in this Agreement.

Upon termination of this Agreement, any sublicenses granted by Licensee to Sublicensees that have been approved by Licensor as contemplated by Section 2.3 and in which the Sublicensees are in full compliance, including without limitation compliance with the obligations under Sections 5, 9, 11 and 12 of this Agreement, shall continue in full force and effect with Licensors substituted in Licensee's place. The provisions of Section 9, 11 and 12 of this Agreement shall remain in full force and effect notwithstanding any termination of this Agreement.

11.  INDEMNIFICATION AND INSURANCE
     -----------------------------

     11.1  INDEMNIFICATION.  Licensee shall defend, indemnify and hold harmless
           ---------------
Licensors, the University of Kentucky, the University of Oklahoma and their officers, directors, trustees and employees and all of their heirs, executors, administrators and legal representatives ("Indemnitees") from and against any
                                           -----------
and all claims, demands, loss, liability, expense or damage (including investigative costs, court costs and attorneys' fees) Indemnitees may suffer, pay or incur as a result of claims, demands or actions against any of the Indemnities arising or alleged to arise by reason of or in connection with any and all personal injury, economic loss and property damage caused or alleged to be caused or contributed to in whole or in part by the manufacture, use, lease, sale or sublicense of Licensed Products by Licensee, whether asserted under a tort or contractual theory or any other legal theory, including but not limited to any and all claims, demands and actions in which it is alleged that: (1) an Indemnities negligence or representations about the Licensed Products caused any defect in their manufacture, design, labeling or performance or (2) any alleged infringement of any patent, trademark or copyright, caused or contributed in whole or in part to the personal injury, economic loss or property damage. Licensee's obligations under this paragraph shall survive the expiration or termination of this Agreement for any reason.

     11.2  INSURANCE.  Without limiting Licensee's indemnity obligations under
           ---------
the preceding paragraph, prior to testing any compounds in humans, Licensee shall obtain a liability insurance policy which:

          (a) insures Indemnitees for all claims, demands and actions mentioned in the preceding paragraph of this Agreement;

          (b) includes a contractual endorsement providing coverage for all such liability which may be incurred by Indemnitees in connection with this Agreement;

          (c) requires the insurance carrier to provide Licensors with no less than thirty (30) days written notice of any change in the terms of coverage of the policy or its cancellation; and

          (d) provides Indemnitees with product liability coverage in the following amounts for the periods indicated below:

               (i) $500,000 in product liability coverage during the period in which one (1) or more Licensed Products are being used in United States FDA clinical trials in human beings but no Licensed Products are approved by FDA for use in human beings;

               (ii) $2,500,000 in product liability coverage for each Licensed
                    Product approved by FDA for use in human beings;

          provided that the aggregate maximum amount of product liability
          -------- ----
          coverage for all Licensed Products at any time shall not exceed $10,000,000 combined single limit for bodily injury and property damage liability, subject to a deductible of not more than $100,000 per occurrence.

Licensee shall maintain such liability insurance policy throughout the term of this Agreement and for three (3) years thereafter.

     11.3  NOTICE OF CLAIMS.  Licensee will promptly notify Licensors  of all
           ----------------
claims involving Licensed Products.

     11.4  EVIDENCE OF INSURANCE.  Licensee shall provide Licensors with copies
           ---------------------
of liability policies which comply fully with this Agreement during the entire period Licensee is required to maintain such insurance. If Licensee fails at any time to maintain insurance as required in this Agreement, Licensors may (but shall be under no obligation to) purchase their own policy providing all or any of the coverage and recover from Licensee the cost thereof, which shall be payable on demand.

     11.5  COMPLIANCE WITH SECURITIES LAWS.  Licensee shall use its reasonable
           -------------------------------
efforts to ensure that any sales of its securities that shall be effected subsequent to the date hereof shall only be made, and that any activities to raise funds with which Licensee will satisfy any of its obligations to Licensors hereunder will only be conducted, in compliance with all applicable laws, including without limitation all applicable federal, state or foreign securities laws. Licensee shall retain independent legal counsel to advise Licensee with respect to the liabilities and obligations arising out of, among other things, the raising of funds by Licensee to fund its payment obligations to Licensors hereunder and the offers or sales of securities by Licensee. Such counsel shall be experienced and competent in corporate and securities matters such as the foregoing and shall be reasonably acceptable to Licensors. It is understood and agreed that current counsel to Licensee, Fenwick & West, is acceptable to Licensors.

     11.6  INDEMNIFICATION BY LICENSEE.  Licensee shall indemnify and hold
           ---------------------------
harmless Indemnitees against and with respect to all losses, damages, claims, liabilities or expenses (including reasonable attorneys' fees and expenses) incurred or sustained by any of them as a result of, or arising out of, any violation breach or nonfulfillment on the part of licensee of any representation, warranty, covenant or agreement made by Licensee pursuant to this Agreement. Licensors or another indemnified party hereunder shall notify Licensee in writing promptly after it or they acquire actual knowledge of any action or claim against it or them hereunder which may give rise to liability of Licensee pursuant to this paragraph. Licensee may, at its own expenses, through legal counsel approved by Licensors, defend or settle any such claim or action, provided that Licensee posts security that is adequate in the reasonable discretion of Licensors to protect Licensor or the other indemnified party or parties and provided Licensors are notified in writing of Licensee's intent to so defend within ten (10) days after Licensee has been notified by Licensors or such other indemnified party of such claim or action.

     11.7  CONTRIBUTION BY LICENSEE.  If the indemnification provided for in the
           ------------------------
immediately preceding paragraph is unavailable or insufficient to hold harmless an indemnified party in respect of any of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above, then Licensee shall contribute to the amount paid or payable by each such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Licensee on the one hand and Licensors and any other indemnified parties on the other from the activities from which such losses, claims, damages or liabilities arose, as well as the relative fault of Licensee on the one hand and Licensors on the other in connection with the actions or inactions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.

12.  MERCHANTABILITY, EXCLUSION OF WARRANTIES, LIMITATION OF DAMAGES AND
     -------------------------------------------------------------------
WARRANTIES
----------

     12.1 Licensee has made its own evaluation of the potential capabilities, safety, utility and commercial application of the Licensed Technology, Licensed Products and Licensed Processes.

          ACCORDINGLY, LICENSORS MAKE NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE LICENSED TECHNOLOGY, LICENSED PRODUCTS OR LICENSED PROCESSES AND EXPRESSLY DISCLAIM ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY OR COMMERCIAL APPLICATION OF LICENSED TECHNOLOGY LICENSED PRODUCTS AND LICENSED PROCESSES.

     12.2  LIMITATION OF LIABILITY.  LICENSORS SHALL NOT BE LIABLE FOR ANY
           -----------------------
DIRECT, CONSEQUENTIAL OR OTHER DAMAGES SUFFERED BY LICENSEE OR ANY OTHER RESULTING FROM THE USE OF THE LICENSED TECHNOLOGY, LICENSED PRODUCTS OR LICENSED PROCESSES.

     12.3  REPRESENTATIONS AND WARRANTIES OF LICENSEE.  Licensee hereby makes
           ------------------------------------------
the following representations and warranties to Licensors, which representations and warranties, together with all other representations and warranties of Licensee in this Agreement, are true and correct on the date hereof;

          (a) Licensee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

          (b) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated herein, will (a) violate or conflict with any provision of the Certificate of Incorporation or By-laws of Licensee, as each may have been amended; (b) with or without the giving of notice or the lapse of time or both (i) result in a breach of, or violate, or be in conflict with or constitute a default under or result in the termination or cancellation of, or accelerate the performance required under, any security instrument, mortgage, note, debenture, indenture, loan, lease, contract, agreement or other instrument, to which Licensee is a party or by which it or any of its properties or assets may be bound or affected, or (ii) result in the loss or adverse modification of any lease, franchise, license or other contractual right or other authorization granted to or otherwise held by Licensee; (c) require the consent of any party to any such agreement or commitment to which Licensee is a party or by which any of its properties or assets are bound; (d) result in the creation or imposition of any lien, claim or encumbrance upon any property or assets of Licensee; or (e) require any consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or arbitrator to which Licensee is subject or by which any of its properties or assets may be bound or affected.

          (c) All actions to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly taken, and this Agreement constitutes the valid and binding obligation of Licensee enforceable in accordance with its terms.

          (d) There are no claims (relating to patent infringement or any other matters), actions, suits, proceedings, arbitrations or investigations pending or, to the best of Licensee's knowledge, threatened, against Licensee which if adversely determined would adversely affect the Licensed Technology (or the patentability thereof) or other technology practiced by Licensee, or Licensee's ability to enter into or carry out this Agreement or use or license Licensed Technology.

     12.4  REPRESENTATIONS AND WARRANTIES OF OMRF.  OMRF hereby makes the
           --------------------------------------
following representations and warranties to Licensee, which representations and warranties, together with all other representations and warranties of OMRF in this Agreement, are true and correct on the date hereof;

          (a) OMRF is a nonprofit corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

          (b) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated herein, will (a) violate or conflict with any provision of the Articles of Incorporation or By-laws of OMRF, as each may have been amended;
               (b) require the consent of any party to any agreement or commitment to which OMRF is a party or which affects the Licensed Technology; (c) result in the creation or imposition of any lien, claim or encumbrance upon the Licensed Technology; or (d) require any consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or arbitrator to which OMRF is subject or by which the Licensed Technology may be affected.

          (c) All actions to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly taken, and this Agreement constitutes the valid and binding obligation of OMRF enforceable in accordance with its terms.

          (d) There are no claims (relating to patent infringement or any other matters), actions, suits, proceedings, arbitrations or investigations pending or, to the best of OMRF's knowledge, threatened, against OMRF which if adversely determined would adversely affect the Licensed Technology (or the patentability thereof) or OMRF's ability to enter into or carry out this Agreement.

     12.5  REPRESENTATION AND WARRANTIES OF UKRF.  UKRF hereby makes the
           -------------------------------------
following representations and warranties to Licensee, which representations and warranties, together with all other representations and warranties of UKRF in this Agreement, are true and correct on the date hereof;

          (a) UKRF is a nonprofit corporation duly organized, validly existing and in good standing under the laws of the State of Kentucky and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

          (b) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated herein, will (a) violate or conflict with any provision of the Articles of Incorporation or By-laws of UKRF, as each may have been amended;
               (b) require the consent of any party to any agreement or commitment to which UKRF is a party or which affects the Licensed Technology; (c) result in the creation or imposition of any lien, claim or encumbrance upon the Licensed Technology; or (d) require any consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or arbitrator to which UKRF is subject or by which the Licensed Technology may be affected.

          (c) All action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly taken, and this Agreement constitutes the valid and binding obligation of UKRF enforceable in accordance with its terms.

          (d) There are no claims (relating to patent infringement or any other matters), actions, suits, proceedings, arbitrations or investigations pending or, to the best of UKRF's knowledge, threatened, against UKRF which if adversely determined would adversely affect the Licensed Technology (or the patentability thereof) or UKRF's ability to enter into or carry out this Agreement.

13.  MISCELLANEOUS AND GENERAL
     -------------------------

     13.1  EXPORT CONTROLS.  Licensee acknowledges that Licensors are subject to
           ---------------
United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities and that its obligations hereunder are contingent on compliance with all applicable United States export and other laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by Licensee that Licensee shall not export data or commodities to certain foreign countries without prior approval of such agency. Licensors neither represent that a license shall not be required nor that, if required, it shall be issued.

     13.2  LEGAL COMPLIANCE.  Licensee agrees that will comply with all
           ----------------
applicable laws and regulations in relation to its manufacture, processing, producing, use, selling or distributing of Licensed Products and that it will not at any time take any action which would cause Licensors or Licensee to be in violation of any of such applicable laws and regulations.

     13.3  REQUIRED CONSENTS.  Licensee shall obtain any and all licenses,
           -----------------
permits, approvals or authorizations ("Required Consents") required by any
                                       -----------------
governmental entity or agency having jurisdiction over the transactions contemplated by this Agreement. Licensors shall cooperate with, and provide reasonable assistance to, Licensee in obtaining the Required Consents; provided,
                                                                       ---------
however, the Licensee shall reimburse Licensors for all of Licensors' out-of-
-------
pocket expenses incurred in providing such assistance.

     13.4  INDEPENDENT CONTRACTOR.  Licensee's relationship to Licensors
           ----------------------
hereunder shall be that of a licensee only. Licensee shall not be the agent of Licensors and shall have no authority to act for or on behalf of Licensors in any matter. Persons retained by Licensee as employees or agents shall not by reason thereof be deemed to be employees or agents of Licensors.

     13.5  PATENT MARKING.  Licensee agrees to mark, to the extent practical,
           --------------
the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked, to the extent practical, in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

     13.6  USE OF NAMES.  No name of any party to this Agreement, or of any
           ------------
officer, trustee, director or employee of any party, may be used by any party in any manner for announcing, advertising, promoting or marketing Licensed Products, Licensed Processes or securities unless the written permission of such party, or the individual, as the case may be, is obtained in advance.

     13.7  INTERPRETATION.  The parties are equally responsible for the
           --------------
preparation of this Agreement, and in any judicial proceeding the terms hereof shall not be more strictly construed against one party than the other.

     13.8  NOTICES.  All notices, statements and reports required or
           -------
contemplated herein by one party to the other shall be in writing and shall be deemed to have been given upon delivery in person or upon the expiration of five
(5) days after deposit in a lawful mail depository in the country of residence of the party giving the notice, registered or certified airmail postage prepaid, and addressed as follows:

     If to Licensors:
     ---------------

          OMRF:

               Attention: President
               Oklahoma Medical Research Foundation
               825 N.E. 13th Street
               Oklahoma City, Oklahoma 73104
               Facsimile:  (405) 271-3980

          With a copy to:

               John S. Pratt
               Kilpatrick & Cody
               1100 Peachtree Street
               Atlanta, Georgia  30309-4530
               Facsimile:  (404)  815-6555

          UKRF:

               Director
               Office of Intellectual Property
               University of Kentucky Research Foundation
               120 Graham Avenue
               Lexington, Kentucky 40506-0051

          With a copy to:

               Office of Legal Counsel
               University of Kentucky
               2 Administration Building
               Lexington, KY  40506-0032

     If to Licensee:
     --------------

               Attention: President
               Centaur Pharmaceuticals, Inc.
               1250 Coast Village Road
               Suite K
               Santa Barbara, CA  93108
               Facsimile:  (805) 565-5915

          With a copy to:

               Gordon K. Davidson
               Fenwick & West
               Two Palo Alto Square, Suite 800
               Palo Alto, CA  94306
               Facsimile:  (415) 857-0361

     Any party hereto may change the address to which notices to such party are to be sent by giving notice to the other parties at the addresses and in the manner provided above. Any notice herein required or permitted to be given may be given, in addition to the manner set forth above, by telex, facsimile or cable, provided that the party giving such notice obtains acknowledgment by telex, facsimile or cable that such notice has been received by the party or parties to be notified. Notice made in this manner shall be deemed to have been given when such acknowledgment has been transmitted.

     13.9  ASSIGNMENTS AND INUREMENT.  Except as otherwise provided in this
           -------------------------
Agreement, Licensee shall not grant, transfer, convey or otherwise assign any of its rights or delegate any of its obligations under this Agreement (except in the course of a merger, consolidation or acquisition of all or substantially all of Licensee's business) without the prior written consent of Licensors, which consent shall not be unreasonably withheld or delayed, and any attempt by Licensee to do so shall be of no effect; however, this Agreement shall be assignable by each of Licensors. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     13.10  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
            ----------------
between Licensors and Licensee with respect to the subject matter hereof and shall not be modified, amended or terminated except as herein provided or executed by another agreement in writing executed by the parties hereto.

     13.11  HEADINGS.  The section and paragraph headings are for convenience
            --------
only and are not a part of this Agreement.

     13.12  SEVERABILITY.  All rights and restrictions contained herein may be
            ------------
exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions or portions thereof shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.

     13.13  COUNTERPARTS.  This Agreement may be executed in two or more
            ------------
counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                            LICENSORS:
                            ---------

                         OKLAHOMA MEDICAL RESEARCH FOUNDATION

                            By:  /s/ William G. Thurman
                               -------------------------
                               Dr. William G. Thurman
                               President


                         UNIVERSITY OF KENTUCKY RESEARCH FOUNDATION

                            By: /s/ Linda J. Magid
                               ---------------------
                               Dr. Linda J. Magid
                               Executive Director


                            LICENSEE:
                            --------

                         CENTAUR PHARMACEUTICALS, INC.

                            By: /s/ John M. Carney
                               ---------------------
                               John M. Carney, Ph.D.
                               President


            SIGNATURE PAGE TO CENTAUR/OMRF/UKRF/LICENSE AGREEMENT
            -----------------------------------------------------


     ATTACHMENT:
     ----------

     Exhibit A         Investment Representation Letter

                                  EXHIBIT A
                                  ---------




                         ____________________, 1992



Centaur Pharmaceuticals, Inc.
1250 Coast Village Road, Suite K
Santa Barbara, CA 93108

                      INVESTMENT REPRESENTATION LETTER
                      --------------------------------

Ladies and Gentlemen:

     On this date, the undersigned ("Investor") has acquired from ___________,
                                     --------
an individual residing at ________________________________________ ("Founder"),
                                                                     -------
an aggregate of Two Hundred Thousand (200,000) shares of the Common Stock (the "Shares") of Centaur Pharmaceuticals, Inc., a Delaware corporation (the
-------
"Company") in a private transaction.
 -------

     1.  REPRESENTATIONS AND WARRANTIES OF INVESTOR.
         ------------------------------------------

     Investor represents and warrants to the Company that:

     (a) ACQUISITION FOR OWN ACCOUNT FOR INVESTMENT.  Investor is acquiring the
         ------------------------------------------
Shares for Investor's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Investor
                                                        --------
has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Investor has any beneficial ownership of any of the Shares.

     (b) ACCESS TO INFORMATION.  Investor has had access to all information
         ---------------------
regarding the Company and its present and prospective business, assets, liabilities and financial condition that Investor reasonably considers important in making the decision to acquire the Shares, and Investor has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

     (c) UNDERSTANDING OF RISKS.  Investor is fully aware of: (i) the highly
         ----------------------
speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Investor may not be able to sell or
                              -----
dispose of the Shares or use them as collateral for loans and that the Shares are subject to a right of first refusal in the Company); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Investor agrees to be bound by the following restrictions on transferability of the Shares:

          COMPANY'S RIGHT OF FIRST REFUSAL.  Before any Shares held by Oklahoma
          --------------------------------
     Medical Research Foundation ("OMRF") or The University of Kentucky Research
                                   ----
     Foundation ("UKRF") (OMRF and UKRF being sometimes referred to herein as
                  ----
     the "Holder") may be sold or otherwise transferred (including without
          ------
     limitation transfer by gift or operation of law, but excluding transfers between OMRF and UKRF), the Company shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").
           ----------------------

               (a) NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares shall
                   ---------------------------
     deliver to the Company a written notice (the "Notice") stating (i) the
                                                   ------
     Holder's bona fide intention to sell or otherwise transfer such Shares;
     (ii) the name of each proposed purchaser or other transferee ("Proposed
                                                                    --------
     Transferee"); (iii) the number of Shares to be transferred to each Proposed
     ----------
     Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"); and (v)
                                                      -------------
     that the Holder shall offer to sell the Shares at the Offered Price to the Company.

               (b) EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within 30
                   ----------------------------------
     days after receipt of the Notice, the Company may, by giving written notice to the Holder, elect to purchase all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (c) PURCHASE PRICE.  The purchase price for Shares purchased
                   --------------
     under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (d) PAYMENT. Payment of the purchase price shall be made (i) in
                   -------
     cash (by check) within 60 days after receipt of the Notice, or (ii) in the manner and at the time(s) set forth in the Notice.

               (e) HOLDER'S RIGHT TO TRANSFER.  If all of the Shares proposed in
                   --------------------------
     the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in compliance with any applicable securities laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) TERMINATION OF RIGHT OF FIRST REFUSAL.  The Right of First
                   -------------------------------------
     Refusal shall terminate on the earlier of (i) 90 days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, or
     (ii) on the tenth anniversary of the date of this Agreement.

     (d) INVESTOR'S QUALIFICATIONS.  Investor has a preexisting personal or
         -------------------------
business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Investor aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Investor's business or financial experience, investor is capable of evaluating the merits and risks of this investment, has the ability to protect Investor's own interests in this transaction and is financially capable of bearing a total loss of this investment.

     (e) NO GENERAL SOLICITATION.  At no time was Investor presented with or
         -----------------------
solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer and acquisition of the Shares.

     (f) COMPLIANCE WITH SECURITIES LAWS.  Investor understands and acknowledges
         -------------------------------
that, in reliance upon the representations and warranties made by Investor herein, among other things, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or with the
                                     ---
securities administrator of any state, but instead are being transferred under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and/or other applicable state securities laws which impose certain restrictions on Investor's ability to transfer the Shares.

     (g) RESTRICTIONS ON TRANSFER.  Investor understands that Investor may not
         ------------------------
transfer any Shares unless such Shares are registered under the 1933 Act or qualified under applicable state securities laws unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Investor understands that only the Company may file a registration statement with the SEC or securities administrators of the various states and that the Company is under no obligation to do so with respect to the Shares. Investor has also been advised that exemptions from registration and qualification may not be available or may not permit Investor to transfer all or any of the Shares in the amounts or at the times proposed by Investor.

     (h) RULE 144.  In addition, Investor has been advised that SEC Rule 144
         --------
promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been acquired and paid for
                                                                ------------
(within the meaning of Rule 144), before they may be sold under Rule 144. Investor understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Investor remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

     2.  LEGENDS AND STOP-TRANSFER ORDERS.
         --------------------------------

     Investor understands that certificates or other instruments representing any of the Shares acquired by Investor will bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN INVESTMENT REPRESENTATION LETTER EXECUTED BY THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL MAY BE BINDING ON TRANSFEREES OF THESE SHARES.

     The undersigned agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing the Shares, or if the Company transfers its own securities, that it may make appropriate notations to the same effect in the Company's records.

     3.  MARKET STANDOFF AGREEMENT.  Investor agrees in connection with any
         -------------------------
registration of under the 1933 Act (other than Form S-8 or S-4) that, upon the request of the underwriters managing any registered public offering of the Company's securities, Investor will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for officer-shareholders generally.

     4.  TITLE.
         -----

         The exact spelling of the name(s) under which title to the Restricted Securities will be taken is:

     ______________________________________________________________________

     ______________________________________________________________________

                         Very truly yours,

                         ______________________________ RESEARCH FOUNDATION

                Address: __________________________________________________

                         __________________________________________________

                         By: ______________________________________________

                         Name: ____________________________________________
                                 (Please Type or Print)

                         Title: ___________________________________________

                         Tax ID Number: ___________________________________